SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 23, 2007

U.S. CANADIAN MINERALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-25523	33-08843633
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 W. Spring Mountain Road, Suite 1041, Las Vegas, NV	89117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (702) 357-8722

5380 Valley View Ave, Suite F, Las Vegas, NV 89118 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 -- REGISTRANT’S BUSINESS AND OPERATIONS

None

SECTION 2 - FINANCIAL INFORMATION

None

SECTION 3 - SECURITIES AND TRADING MARKETS

None

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant

Effective October 24, 2007, the Company engaged Ronald Serota CPA, P.C., a Nevada PCAOB registered CPA firm, as its principal accountants pursuant to an engagement agreement executed by the Company with Ron Serota, CPA.  The Public Company Accounting Oversight Board (“PCAOB”) is a private sector non-profit corporation, created by the Sarbanes-Oxley Act of 2002 to oversee the auditors of public companies.

The engagement date for the retention of our new principal accountant, Ronald Serota, Certified Public Accountant, P.C. is October 24, 2007.  We have not consulted the new principal accountant regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered.  We received no oral or written advice that was provided by the new principal accountant that would be an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.  We did not consult with Ron Serota as to any matter of a disagreement with the former accountant.

As disclosed in our Form 8-K dated effective May 25, 2007, we report no disagreements with our former principal accountant, Ronald Silberstein CPA, P.L.L.C as to matters of accounting principles or practices, financial statement disclosure or auditing scope and procedure.  See also Letter from Ron Silberstein CPA attached to that Form 8-K as Exhibit 16.1.

We did not consult with Ronald Serota CPA P.C. regarding such issues described in the above paragraph and we have asked the new principal accountant to review this disclosure before this current report is filed with the Commission and we have provided the new principal accountant with the opportunity to furnish us with a letter addressed to the Commission indicating whether Ronald Serota, CPA, P.C. agrees with the statements made by us.  See also Letter from Ron Serota attached to this Form 8-K as Exhibit 16.1.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

None

SECTION 6 - RESERVED

None

SECTION 7 - REGULATION FD

None

SECTION 8 - OTHER EVENTS

U S Canadian Minerals announced today that as of October 23rd the company disposed of its 80% interest in Santa Fe Mining S.A., an Ecuadorian corporation.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

None

16.1	Letter from Ronald Serota, CPA, P.C., the Company’s auditor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
U.S. Canadian Minerals, Inc.

/s/  Vanderbok Busboom
Vanderbok Busboom
Chief Financial Officer
Date:    October 26, 2007